Exhibit 10.05

                               SECURITY AGREEMENT



         THIS SECURITY AGREEMENT ("Agreement") is made as of May 9, 2002, by and between Mid-Power Resource Corporation, a Nevada corporation, with its principal executive offices at 3800 Howard Hughes Parkway, Suite 860, Las Vegas, Nevada 89109 ("Debtor"), and SCRS Investors, LLC, a Delaware limited liability company ("Secured Party").

                                    RECITALS

A. Pursuant to that certain "Acquisition Agreement and Plan of Merger" dated as of June 13, 2002, made by and among Mid-Power Service Corporation, a Nevada corporation and corporate parent of Debtor ("Parent"), Red Star, Inc., a Nevada corporation, and Debtor, Debtor has succeeded by a corporate merger to the tangible and intangible personal and real properties comprising certain producing, nonproducing and unexplored coalbed methane gas properties located in Carbon and Emery Counties, Utah, and commonly referred to by the parties as the Clear Creek property (the "Property").

B. B. In order to obtain funds for a portion of the acquisition consideration paid and payable under the Acquisition Agreement and Plan of Merger, as well as funds for contemplated further expenditures on or respecting the Property, Parent and Debtor have entered into a Loan Agreement dated effective as of May 9, 2002 (the "Loan Agreement"), under which Secured Party has agreed to loan up to $25,500,000 to Parent and Debtor, upon the terms and subject to the conditions set forth therein (the "Loan"). The obligation to repay the Loan is evidenced by a Promissory Note of even date with the Loan Agreement (the "Promissory Note"), executed by Parent and Debtor and delivered to Secured Party.

C. As a condition to Secured Party's agreement to make the Loan to Parent and Debtor and to secure the payment of the obligations under the Loan Agreement and Promissory Note, Secured Party has requested that Debtor grant to Secured Party a security interest in the Clear Creek property and any and all inventory and receivables therefrom.

D. Debtor, which has received and will receive good and valuable consideration as a result of Secured Party's Loan to Parent and Debtor, has agreed to grant a security interest in the Clear Creek property, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, upon these premises, which are incorporated herein by reference, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Collateral. Debtor hereby grants to Secured Party a first priority security interest (the "Security Interest") in all of Debtor's right, title and interest in and to (a) the Property, including all items of tangible personal property constituting a part of, or used or useful in connection with the operation of, the Clear Creek property, all as more specifically identified on Exhibit A hereto; and (b) any and all inventory and receivables of Debtor related to the Clear Creek property (collectively, the "Collateral").

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         2. Obligations Secured. The Collateral shall secure (a) the full and prompt payment of all amounts due or to become due under the Promissory Note, together with all costs and expenses (including reasonable attorneys' fees) that may be reasonably incurred by Secured Party in the collection or enforcement of the Promissory Note; (b) all obligations of Debtor and Parent under the Loan Agreement and this Agreement; and (c) all amounts that are owed to Secured Party under any extension, renewal or modification of the foregoing (collectively, the "Obligations").

         3. Covenants. Debtor agrees that, so long as any Obligations remain unpaid, it will (a) join with Secured Party in executing such financing statements (including amendments thereto and continuation statements thereof), assignments or other documents, in form satisfactory to Secured Party, as Secured Party may reasonably specify to create, perfect, continue, protect or enforce the Security Interest or the priority of the Security Interest; (b) give Secured Party notice of any change in its name or its principal executive offices, or the establishment or change of any location where the Collateral or its records pertaining to the Collateral will be located, in each case, within 10 days of such change or establishment; (c) maintain the Collateral in good operating condition and repair and be responsible for any loss or damage to the Collateral; (d) pay when due all taxes, registration fees, license fees, permit fees, and other charges that may be assessed or become owing on or in connection with the Collateral, other than those being contested by Debtor in good faith;
(e) not misuse, unlawfully use or conceal the Collateral; (f) allow Secured Party to inspect the Collateral during normal business hours and upon reasonable prior notice; (g) maintain insurance coverage with respect to the Collateral in such amounts and covering such risks as are customarily maintained by entities owning facilities that are comparable to the Property; (h) comply with all of the terms, conditions and covenants contained in the Loan Agreement (i) not sell, assign, lease, transfer, or otherwise dispose of or encumber the Collateral (a "disposition"), other than (A) dispositions in the ordinary course of business (which does not include the disposition of major items of equipment, except to the extent such items of equipment are replaced by equivalent property), (B) dispositions of property that is replaced by equivalent property, or (C) dispositions of property that is no longer useful in Debtor's operations; or (D) for "Permitted Security Interests." When used herein, "Permitted Security Interest" means (w) any security interest arising by operation of law in the ordinary course of business and securing amounts not more than 90 days overdue;
(x) security interests expressly permitted in writing by Lender; (y) easements, rights-of-way, servitudes, permits, surface leases and other rights affecting the surface that do not interfere with the use, operation, value or unrestricted alienability of the affected property and do not interfere with the ability of the Lender to enforce any rights under the Promissory Note or any Borrower-Related Agreements nor in any way materially and adversely affect the ongoing interests of Borrowers; and (z) purchase money security interests securing amounts no greater than $1,000,000 incurred in the ordinary course of business.

         4. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder: (a) Debtor and/or Parent shall fail to pay, as and when due, any principal of or accrued interest on the Promissory Note within five days after the date on which such payment is due; (b) Debtor and/or Parent shall fail to comply with any material provision of the Loan Agreement, this Agreement, the Promissory Note, or any of the other security agreements executed in connection with the Loan Agreement, which failure shall remain uncured for a period of 30 days or more after Debtor and Parent have received notice thereof; (c) any representation or warranty made by Debtor and/or Parent in the Loan Agreement, this Agreement, the Promissory Note, or any of the other security agreements executed in connection with the Loan Agreement shall fail to be true and correct in all material respects; (d) Debtor and/or Parent shall make an assignment for the benefit of creditors; (e) an order, judgment or decree shall be entered adjudicating Debtor and/or Parent bankrupt or insolvent; or (f) Debtor and/or Parent shall commence proceedings under any bankruptcy or insolvency laws, or a third party shall commence such proceedings against Debtor and/or Parent, and such proceedings shall not be dismissed within 90 days after commencement.

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         5. Remedies. Upon the occurrence of an Event of Default, or at any time thereafter that an Event of Default shall be continuing, Secured Party may, at its option (a) declare the unpaid principal balance of the Promissory Note, together with interest accrued thereon, to be immediately due and payable and proceed to enforce payment of the same; (b) take, retain and receive the payments, receipts, income and profits arising from the Collateral, and all proceeds of the Collateral, until the Obligations are paid and satisfied in full; or (c) sell the Collateral or exercise any other remedy available to it under the Uniform Commercial Code as enacted in the state of Nevada.

         6. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon the Collateral are insufficient to satisfy all of the Obligations, Debtor and Parent shall remain liable to Secured Party for any such deficiency. Notwithstanding the foregoing, Secured Party recognizes that Debtor and Parent are corporations and that no past, present or future directors, officers, employees, agents or representatives of Debtor and/or Parent shall have any personal liability for any obligation whatsoever or howsoever arising (including, without limitation, under contract or in tort or equity) under or with respect to the Promissory Note, the Loan Agreement, this Agreement, the Obligations, the transactions contemplated hereby or thereby, or applicable law. Secured Party shall not (a) assert or seek to assert any claim against; (b) name in any civil action or proceeding or arbitration; or (c) seek or obtain any judgment, order or decree against any director, officer, employee, agent or representative of Debtor and/or Parent or any of their respective properties or assets.

         7. Remedies Cumulative. Each right, power and remedy of Secured Party as provided for in the Loan Agreement or this Agreement, or now or hereafter existing at law, in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in the Loan Agreement and this Agreement, and the exercise by Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers or remedies.

         8. Notices. All notices, demands, requests and other communications hereunder shall be in writing and shall be delivered by hand, or sent by certified or registered United States mail, postage prepaid and return receipt requested, or by prepaid nationally recognized overnight express service or by fax. Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):



         (a)      If to Debtor:                Mid-Power Resource Corporation
                                               3800 Howard Hughes Parkway
                                               Suite 860
                                               Las Vegas, Nevada, 89109

         (b)      If to Secured Party:         SCRS Investors, LLC
                                               3800 Howard Hughes Parkway
                                               Suite 860
                                               Las Vegas, Nevada, 89109


All such notices shall be deemed to have been received on the date of delivery if delivered by hand or by confirmed fax, one day after the date of mailing if given by overnight express service, and four days after the date of mailing if given by certified or registered U.S. mail.

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

         9. No Waiver. No failure or delay by Secured Party in demanding the strict performance of any term, condition, covenant or agreement herein, in the Loan Agreement or in the Promissory Note, or in exercising any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Secured Party from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under the Promissory Note, Secured Party shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the Promissory Note, or to declare a default for failure to effect prompt payment of any such other amount.

         10. Release of Collateral. Upon payment in full of all of the Obligations, Secured Party shall release the Collateral to Debtor, or as Debtor may direct, and this Agreement and the Security Interest shall terminate. Upon such event, Secured Party shall execute and deliver to Debtor and Parent such documents as Debtor and/or Parent shall reasonably request to evidence such termination.

         11. Limitation by Law; Severability. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable provisions of law that may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any provision hereof is invalid and unenforceable in any jurisdiction then, to the fullest extent permitted by law (a) the other provisions hereof shall remain in full force and effect in such jurisdiction in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned without the written consent of the parties hereto.

         13. Titles and Headings. Titles and headings to sections hereof are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

         14. Amendments, Supplements, etc. Neither this Agreement nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada, except as required by mandatory provisions of law, and except to the extent that the perfection and the effect of perfection or nonperfection of the Security Interest are governed by the laws of a jurisdiction other than the state of Nevada.

         16. No Third-Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in, or on behalf of, any person other than the parties hereto. 17. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of the executed signature pages by facsimile transmission shall constitute effective and binding execution and delivery of this Agreement.

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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     DEBTOR:

                                                Mid-Power Resource Corporation


                                                By: /s/ James W. Scott
                                                   -----------------------------
                                                   Name:  James W. Scott
                                                   Title: President

                                    SECURED PARTY:

                                                SCRS Investors, LLC


                                                By: /s/ James W. Scott
                                                   -----------------------------
                                                   Name:  James W. Scott
                                                   Title: Managing Member

Scrs.securityagrmt.050902.2

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

STATE OF  Nevada               )
                               ss.
COUNTY OF Clark                )


         I, a notary of said county and state, do certify that James W. Scott, who signed the instrument above bearing the date of May __, 2002, on behalf of Mid-Power Resource Corporation, a Nevada corporation, has this day in my said county, before me, acknowledged the said instrument to be the act and deed of said company.

         IN WITNESS WHEREOF, I have hereunder set my hand and official seal in the City of Las Vegas, County of Clark, State of Nevada, this 25th day of June, 2002.


                                             /s/ Susana D. McGee
                                            -----------------------------------
                                            Notary Public in and for the
                                            State of Nevada


                                             /s/ Susana D. McGee
                                            -----------------------------------
                                            Printed Name

                                            Address of Notary Public:

                                            3800 Howard Hughes Pkwy
                                            Ste 860
                                            Las Vegas, Neveda 89109


                                            My Commission Expires: Nov. 15, 2005

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

                                  Exhibit A to
                               Security Agreement


       Description of Personal Property Constituting Clear Creek Property




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